UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2005

Date of Report (Date of earliest event reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

220 West Crest Street Escondido, California 92025-1707
(Address of principal executive offices) (Zip Code)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On March 8, 2005, Realty Income Corporation (the “Company”) entered into a purchase agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell $100,000,000 aggregate principal amount of its 5 7/8% Senior Debentures due 2035.  Total net proceeds of the offering were approximately $97.0 million.  The Company intends to use most of the net proceeds from the offering to repay outstanding borrowings under the Company’s $250 million credit facility and the remaining net proceeds for general corporate purposes.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Purchase Agreement, dated March 8, 2005, between the Underwriters and the Company.
4.1	Indenture, dated as of October 28, 1998, between the Company and The Bank of New York (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).
4.2	Form of 5 7/8% Senior Debentures due 2035.
4.3

Officer’s Certificate pursuant to Section 301 of the Indenture dated October 28, 1998 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled “5 7/8% Senior Debentures due 2035.”

5.1	Opinion of Venable LLP
5.2	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).
25.1	Form T-1 (incorporated herein by reference to filing made on March 2, 2005 pursuant to Section 305 (b)(2), File No. 333-113032).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: March 9, 2005	By:	/s/ Michael R. Pfeiffer
		Name:	Michael R. Pfeiffer
		Title:	Executive Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
1.1	Purchase Agreement, dated March 8, 2005, between the Underwriters and the Company.
4.1	Indenture, dated as of October 28, 1998, between the Company and The Bank of New York (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).
4.2	Form of 5 7/8% Senior Debentures due 2035.
4.3

Officer’s Certificate pursuant to Section 301 of the Indenture dated October 28, 1998 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled “5 7/8% Senior Debentures due 2035.”

5.1	Opinion of Venable LLP
5.2	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).
25.1	Form T-1 (incorporated herein by reference to filing made on March 2, 2005 pursuant to Section 305 (b)(2), File No. 333-113032).